Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Coeptis Therapeutics Holdings, Inc.

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Dear Stockholder,

You are cordially invited to attend our 2024 Annual Meeting of Stockholders on December 18, 2024 at 10:00 a.m. (Eastern Time), which will be held virtually. As always, we encourage you to vote your shares prior to the Annual Meeting.

The agenda for the Annual Meeting is set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” proposals 1 – 5 on the agenda for the Annual Meeting.

We look forward to virtually greeting those of you who are able to attend the Annual Meeting.

To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible. You can vote at the Annual Meeting in person or by proxy and you may revoke your proxy at any time prior to its exercise at the Annual Meeting.

Thank you for your continued support and cooperation.

Very truly yours,

David Mehalick
Chief Executive Officer

Wexford, Pennsylvania
November 14, 2024

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING DISSEMINATED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 14, 2024.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF

COEPTIS THERAPUETICS HOLDINGS, INC.

To the Stockholders of Coeptis Therapeutics Holdings, Inc.:

Notice is hereby given that the 2024 Annual Meeting of Stockholders of Coeptis Therapeutics Holdings, Inc. (“we,” “us,” “the Company” or “Coeptis”) will take place virtually on December 18, 2024 at 10:00 a.m. (Eastern Time).

ACCESS: The annual meeting will be a virtual meeting held over the internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COEP2024 and entering your 16-digit control number included in your Important Notice Regarding the Availability of Proxy Materials, or the Notice, or proxy card. For further information about the virtual annual meeting, please see the Important Information about the Annual Meeting and Voting beginning on page 3.

PROPOSAL:

1.	To elect seven (7) members to our board of directors;

2.	To ratify the appointment of Astra Audit & Advisory, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve an amendment to the company’s certificate of incorporation and authorization of the Board to effect a reverse stock split;

4.	To approve the issuance of up to $20.0 million of securities in connection with a Standby Equity Purchase Agreement;

5.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

These Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting.

WHO MAY VOTE: You may vote if you were the record owner of Coeptis Therapeutics Holdings, Inc. common stock or preferred stock at the close of business on November 1, 2024 (the “Record Date”). A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, either electronically or at our principal executive offices located at 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090.

PROXY CARDS ARE ENCLOSED SO STOCKHOLDERS CAN VOTE THEIR SHARES OF THE COMPANY’S COMMON STOCK. IT IS IMPORTANT THAT EACH STOCKHOLDER EXERCISE HIS/HER RIGHT TO VOTE.

Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail by following the instructions contained in this proxy statement or in the Notice to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.

Although we have mailed the Notice, this Proxy, our 2023 Annual Report to Stockholders and other Proxy materials to you, the proxy statement and our 2023 Annual Report to Stockholders are also available at: www.ProxyVote.com.

BY ORDER OF THE BOARD OF DIRECTORS,

David Mehalick
Chairman of the Board of Directors

Wexford, Pennsylvania

November 14, 2024

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IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS LISTED ON THE PROXY CARD.

105 Bradford Rd, Suite 420

Wexford, Pennsylvania 15090

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being furnished to holders of Coeptis Therapeutics Holdings, Inc. common stock, par value $0.0001 per share (“Common Stock”) and series A preferred stock, par value $0.0001 per share (“Preferred Stock”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on December 18, 2024 at 10:00 a.m. (Eastern Time) and at any adjournment or postponement thereof pursuant to the accompanying Notice of Annual Meeting of Stockholders.

To be admitted to the Annual Meeting virtually, you must go online to www.virtualshareholdermeeting.com/COEP2024 and enter the control number that is printed in the box marked by the arrow on your proxy card. If you attend the meeting virtually, you may vote during the Annual Meeting by following the instructions available on the meeting website.

Copies of this Proxy Statement and proxies to vote the Common Stock are being sent to stockholders on or about November 14, 2024.

The agenda of the Annual Meeting will be as follows:

1.	To elect seven (7) members to our board of directors;

2.	To ratify the appointment of Astra Audit & Advisory, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve an amendment to the company’s certificate of incorporation and authorization of the Board to effect a reverse stock split;

4	To approve the issuance of up to $20.0 million of securities in connection with a Standby Equity Purchase Agreement;

5.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

Currently, we are not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies will retain discretion to vote in accordance with their judgment on such matters.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

What is the purpose of this Proxy Statement and the 2023 Annual Report to Stockholders?

Our Board is soliciting your proxy to vote at the Annual Meeting, which will be held solely by means of live audio webcast online at www.virtualshareholdermeeting.com/COEP2024, on December 18, 2024, at 10:00 a.m. (Eastern Daylight Time). This Proxy Statement contains important information about the matters to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our 2023 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K/A for the year ended December 31, 2023 (the “Annual Report”), contains information about our business, our audited financial statements and other important information that we are required to disclose under the SEC’s rules.

As many of our stockholders may be unable to virtually attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.

Why did you send me this proxy statement?

We sent you this proxy statement and proxy card because our Board is soliciting your proxy to vote at the Annual Meeting and any adjournment and postponement thereof. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card or vote over the Internet, by phone, or by fax.

How do I attend the Annual Meeting?

The Annual Meeting will be held virtually via live webcast at www.virtualstockholdermeeting.com/COEP2024 on December 18, 2024 at 10:00 a.m. (Eastern Time). To attend the meeting, you will need the 16-digit control number included in the Notice, your proxy card or the instructions that accompanied your proxy materials. Online check-in will begin at 9:45 a.m. (Eastern Time) and you should allow ample time for the check-in procedures. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to vote before and during the Annual Meeting is discussed below.

What is the purpose of the Annual Meeting?

For stockholders to vote on the following proposals:

1.	To elect seven (7) members to our board of directors;

2.	To ratify the appointment of Astra Audit & Advisory, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve an amendment to the company’s certificate of incorporation and authorization of the Board to effect a reverse stock split;

4	To approve the issuance of up to $20.0 million of securities in connection with a Standby Equity Purchase Agreement;

5.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

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How does the Board of Directors recommend I vote on these proposals?

The Board recommends that you vote:

•	“FOR” the election of all directors (Proposal 1);
•	“FOR” the ratification of the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for 2024 (Proposal 2);
•	“FOR” the approval of an amendment to the company’s certificate of incorporation and authorization of the Board to effect a reverse stock split (Proposal 3);
•	“FOR” the issuance of up to $20.0 million of securities in connection with a Standby Equity Purchase Agreement (Proposal 4); and
•	“FOR” the advisory vote on executive compensation (Proposal 5).

Who is entitled to vote at the Annual Meeting?

Holders of our Common Stock and Series A Preferred Stock as of the close of business on November 1, 2024 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, there were (i) 41,118,593 shares of common stock outstanding and (ii) 5,825 shares of Series A Preferred Stock outstanding. Each share of common stock is entitled to one vote. Each share of Series A Preferred Stock votes on an as-converted basis, and the Series A Preferred Stock represents in the aggregate a maximum of 7,619,898 votes after applying the limitations applicable to the voting of the Series A Preferred Stock.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, or with the Company with respect to the shares of Series A Preferred Stock, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you may vote your shares at the Annual Meeting or by proxy as described below.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote through the internet before or during the Annual Meeting, by proxy through the internet or by telephone or by proxy using the proxy card included with the proxy materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

•	To vote using the proxy card, complete, sign and date the proxy card that is included in the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on December 17, 2024 to be counted.
•	To vote through the internet before the meeting, please visit www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included in the Notice, your proxy card or the instructions that accompanied your proxy materials. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on December 17, 2024 to be counted.
•	To vote through the internet during the meeting, please visit www.virtualstockholdermeeting.com/COEP2024. You will be asked to provide the 16-digit control number included in the Notice, your proxy card or the instructions that accompanied your proxy materials.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice containing voting instructions from that organization rather than from the Company. Follow the voting instructions in the Notice to ensure that your vote is counted. To vote through the internet during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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If I submit a proxy, how will it be voted?

When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to our Corporate Secretary to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

•	Written notice to our Corporate Secretary at 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090; or
•	Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet.

Your most current proxy card or telephone or internet proxy is the one that is counted. If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What constitutes a quorum at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented to conduct business at the Annual Meeting. On the Record Date, there were 41,118,593 shares of Common Stock outstanding and entitled to vote, and 5,825 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis (after applying applicable limitations) representing in the aggregate 7,619,898 votes. Thus, the holders of shares of Common Stock and Series A Preferred Stock representing at least 24,369,246 votes (including those votes underlying the Series A Preferred Stock) must be present in person or represented by proxy at the meeting to have a quorum. Your shares will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

Abstentions and withhold votes are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.

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What is the voting requirement to approve each of the proposals?

Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of directors	Plurality of votes present	No
Reappointment of independent registered public accounting firm	Majority of votes cast	Yes
Approval of an amendment to the Company’s certificate of incorporation and authorization of the Board to effect a reverse stock split	Majority of votes cast	Yes
Issuance of up to $20.0 million of securities in connection with a Standby Equity Purchase Agreement	Majority of votes cast	No
Advisory vote on executive compensation	Majority of votes cast	No

Who pays for the cost of this proxy solicitation?

We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

Where can I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

How do I submit a stockholder proposal for consideration at next year’s annual meeting of stockholders?

To be considered for inclusion in our proxy materials for our 2025 Annual Meeting of Stockholders, your proposal must be submitted in writing by August 20, 2025 to our Corporate Secretary at 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, if the 2025 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 70 days after December 18, 2025, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must, in addition to complying with any notice requirements as set forth in our Bylaws, provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act with related proxy card provisions set forth in amendments to Rule 14a-4 no later than October 19, 2025.

Pursuant to our Bylaws, if you wish to submit a proposal (including a director nomination) at the 2025 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must do so not less than 90 days prior to the 2025 Annual Meeting; provided, however, that in the event that less than 100 days’ notice of prior public disclosure of the date of the 2025 Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2025 Annual Meeting was mailed or such public disclosure was made. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

As detailed in our Bylaws, to bring a proposal before an annual meeting of stockholders, your notice of your proposal to our Corporate Secretary must include: (i) your name and address, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed; (ii) a representation that you are a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduced the business specified in the notice; (iii) if applicable, a description of all arrangements or understandings between you and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made; (iv) such other information regarding each nominee or each matter of business to be proposed as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; and (v) if applicable, the consent of each nominee to serve as director of the Company if so elected.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board currently consists of seven (7) members. At each annual meeting, the stockholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term of one year or until such time as his or her successor shall have been elected and qualified or until his or her earlier resignation, removal from office or death.

The table below sets forth information with respect to our directors as of November 1, 2024:

Executive Officers and Directors	Age	Position
David Mehalick	56	Chairman
Daniel Yerace	41	Director
Christopher Calise	51	Director
Tara Maria DeSilva	56	Director
Philippe Deschamps	62	Director
Christopher Cochran	55	Director
Gene Salkind	71	Director

Biographical information for each director nominee is contained in the following section. If elected at the Annual Meeting, each of these nominees will serve for a term expiring at the 2025 annual meeting of stockholders or until his or her successor shall have been elected and qualified or until earlier resignation, removal from office or death. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of all directors.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

Resolved, that David Mehalick, Daniel Yerace, Christopher Calise, Tara Maria DeSilva, Philippe Deschamps, Christopher Cochran and Gene Salkind shall each be re-elected as directors of the Company, each to serve in such capacity until the Company’s next annual meeting or until such director’s successor is duly elected and qualified or until such director’s earlier resignation or retirement.

The Board recommends a vote “FOR” the election of all directors.

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DIRECTOR BIOGRAPHIES

David Mehalick: Mr. Mehalick has over 30 years of experience across a variety of industries including life sciences, technology, financial services, military contracting, entertainment, and consumer products. He has served as our Chief Executive Officer since October 2016. Since March 2004, Mr. Mehalick has served as the Managing Director of Steeltown Consulting Group, a business consulting company through which he advises clients on business organizational and management strategies and solutions. Mr. Mehalick was the Chief Financial Officer of Information Technology Procurement Sourcing, Inc. (“ITPS”), a computer hardware and software company, from March 2017 to September 2017. In January 2019, ITPS filed a petition for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. Mr. Mehalick was the First Vice President at Gruntal and Co. from March 1992 to April 1995 and Senior Vice President at First Union Capital Markets from May 1995 to June 1998 and Senior Vice President at Ferris, Baker Watts, Inc., an investment banking firm from June 1998 to January 2001. Mr. Mehalick attended the University of Pittsburgh. We believe that Mr. Mehalick’s three decades in business management and more than a decade in life sciences qualifies him to serve as a director of the Company.

Daniel Yerace: Dan Yerace is a co-founder of Coeptis Pharmaceuticals and serves as the Vice President of Operations. Mr. Yerace has over ten years of experience in the pharmaceutical industry and is a key strategist responsible for supply chain management, business development, portfolio management, and corporate strategy. Mr. Yerace has broad operational experience and has held leadership positions in procurement, global supply chain management, operations, and business development for small private firms and fortune 500 multi-national corporations. Prior to joining Coeptis, Mr. Yerace served as Senior Director of Global Supply Chain and Commercial Business Development for Kadmon Pharmaceuticals. Mr. Yerace holds a bachelor’s degree in economics, and a Master of Business Administration from Waynesburg University.

Christopher Calise: Mr. Calise has served as a director since our inception, and has remained a member of the Company’s board of directors following the Merger. He has over 15 years of experience in the finance and insurance industries and has been responsible for setting the strategic vision for Crown Global, a domestic and international private placement insurance holding company, as well as overseeing its day-to-day management, including finance, operations and sales, since 2010. He also works closely with both internal and external sales and marketing in the development of new product initiatives, as well as evaluating new markets. Prior to joining Crown Global, Mr. Calise was a principal at LSC Investors, LLC, from 2001 to 2009, where he advised The Second City, Inc. and Narciso Rodriguez and restructured Phillips de Pury & Luxembourg, a large global auction house. From 1999 to 2001, he was an associate with Crown Capital Group, Inc., a private equity investment firm focused on assisting middle-market companies build value over the long term and was one of the founding members of Fresh Direct, LLC. Mr. Calise was also a consultant with the Industrial Products Group at PriceWaterhouse in its Chicago office, from 1997 to 1999. Mr. Calise is a member of the board of Song4Life and Student Finance League Inc. Mr. Calise received a Bachelor of Arts in Economics from the University of Chicago, as well as certifications in insurance and finance. We believe Mr. Calise is qualified to serve as our director due to his operational and executive experience.

Tara Maria DeSilva, Ph.D.: Dr. DeSilva has been an Associate Professor at the Cleveland Clinic and Case Western Reserve University School of Medicine since March 2016. She serves as Vice Chair for the Department of Neurosciences, Lerner Research Institute, Cleveland Clinic. She was an Assistant Professor at University of Alabama at Birmingham from January 2010 to February 2016. Dr. DeSilva receives funding from the National Institutes of Health, National Science Foundation, and the National Multiple Sclerosis Society. She serves on many government and foundation scientific grant review panels including the National Institutes of Health and National Multiple Sclerosis Society. Dr. DeSilva received her B.S. in Biochemistry from Albright College, her M.S. and Ph.D. in Biological Chemistry from the University of Pennsylvania and completed her postdoctoral training at Children’s Hospital Boston, Harvard Medical School. We believe Dr. DeSilva is well qualified to serve on the board due to her expertise in neuroscience and research.

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Philippe Deschamps: Mr. Deschamps is an experienced healthcare executive who has served as CEO of four companies over the last 20 years. Since March 2022, Mr. Deschamps has served as the President and CEO of ChitogenX Inc. (formerly Ortho Regenerative Technologies), where he is focused primarily on expansion of commercial uses for the company’s proprietary bio-polymer drug combination products. From 2012 to 2020, he co-founded and served as CEO of Helius Medical Technologies (Nasdaq: HSDT), a neurotech company. From 2002 to 2011, he served as President and CEO of GSW Worldwide, a leading healthcare commercialization company, and from 2011 to 2012 served as CEO of MediMedia Health, a private equity owned company. Prior to his CEO experience he spent 13 years at Bristol-Myers Squibb (NYSE: BMY) from 1986 to 1998, including serving as director of neuroscience marketing from where he oversaw the company’s neuroscience products including BuSpar and Serzone and Stadol NS. Mr. Deschamps also holds the position as President of Deschamps Global Commercialization LLC, a healthcare commercialization consulting company he founded where he has served clients as a consultant in the pharmaceutical and medical tech industries from 2020 to 2022. Mr. Deschamps received a BSc. from the University of Ottawa in Canada. We believe Mr. Deschamps is well qualified to serve on the board due to his extensive experience in the healthcare industry and his public company experience.

Christopher Cochran: Mr. Cochran is currently the President of BluChip Solutions, a provider of IT solutions for complex problems, an entity that he founded in 2008. From March 2012 to May 2013, Mr. Cochran held leadership positions within different companies, including serving as the EVP of Sales & Marketing for Velocity World Media, a private experiential television network. Additionally, from March 2010 to February 2012, Mr. Cochran worked as an Enterprise Cloud Sales Executive for Hewlett Packard Enterprise. From April 2008 to January 2010, Mr. Cochran served as the Executive Director of Sales and Operations for ASGN Inc. (NYSE: ASGN), formerly Apex Systems, a leading provider of IT services. From 2008 to 2010, Mr. Cochran worked at Mastech Digital (Nasdaq: MHH), a publicly-traded company, where he held various roles, including Senior Vice President of Global Sales and Operations from February 2004 to April 2008, where he reported directly to the CEO. From May 2014 to May 2016, Mr. Cochran served on the Board of Trustees for the Pine-Richland Opportunities Fund, a non-profit educational foundation providing staff grants and student scholarships, and he currently serves as Director of the Christian Cochran Legacy Fund through the Pittsburgh Foundation. Mr. Cochran received his Bachelor of Science in Public Administration and International Law from the University of Tennessee in 1993. We believe Mr. Cochran is well qualified to serve on the board due to his public company experience and expertise in business operations.

Gene Salkind, M.D.: Mr. Salkind has been a practicing neurosurgeon within the Philadelphia area for more than 35 years. He graduated from the University of Pennsylvania in 1974 with a B.A., Cum Laude, and received his medical degree from the Lewis Katz School of Medicine in 1979. He returned to the University of Pennsylvania for his neurosurgical residency, and in 1985 was selected as the Chief Resident in Neurosurgery at the Hospital of the University of Pennsylvania. Since 1985, Dr. Salkind has served in a university affiliated practice of general neurological surgery. Since 2005, Dr. Salkind has served as the Chief of Neurosurgery at Holy Redeemer Hospital. He previously served as the Chief of Neurosurgery at Albert Einstein Medical Center and Jeanes Hospital in Philadelphia in the late 1990s. He has authored numerous peer reviewed journal articles and has given lectures throughout the country on various neurosurgical topics. He has also held professorships at the University of Pennsylvania, the Allegheny Health Education and Research Foundation, and is currently at the Lewis Katz School of Medicine. Since 2019, Dr. Salkind has also been on the board of directors of Cure Pharmaceutical Corporation (OTCMKTS: CURR), a biopharmaceutical company focusing on the development and manufacturing of drug formulation and drug delivery technologies in novel dosage forms, and has been the Chairman of Mobiquity Technologies Inc. (Nasdaq: MOBQ), a leading provider of next-generation advertising technology. Dr. Salkind is also a member of the Strategic Advisory Board of BioSymetrics Inc., a company that has built data servicing tools to benefit health and health and hospital systems, biopharma, drug discovery, and the precision medicine field. In addition, from 2004 to 2019, Dr. Salkind served as a board member of Derm Tech International, a global leader in non-invasive dermatological molecular diagnostics. We believe Dr. Salkind is well qualified to serve on the board due to his expertise in life science industry.

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CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of the Company’s Code of Business Conduct and Ethics is posted on the Corporate Governance portion of the Company’s website. The Company will post amendments to its Code of Business Conduct and Ethics or waivers of its Code of Business Conduct and Ethics for directors and officers on the same website or in a current report on Form 8-K.

Director Independence

Four of our directors standing for reelection meet the definition of “independence” per Rule 10C-1 under the Exchange Act and under the rules of the NASDAQ Stock Market (“Nasdaq”).

Risk Oversight

The Audit Committee of our Board is responsible for overseeing our risk management process. Our Audit Committee focuses on our general risk management policies and strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Compensation Committee Interlocks and Insider Participation

None of the Company’s officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose officers served on the Company’s compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the Board.

Communications with Directors

Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that require prompt attention and will regularly provide our Board with a summary of all substantive communications.

Board Qualifications

Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Our Nominating and Governance Committee selects individuals for nomination to our Board based on the following criteria. Nominees for director must:

•	Possess unquestionable moral and ethical character and core values.
•	Have a genuine interest in Coeptis and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•	Have a background that demonstrates experience, expertise and education in areas such as consumer product marketing, corporate strategy, technology, cybersecurity, financial and regulatory affairs, international sales and distribution and general management.
•	Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to Coeptis and our stockholders.
•	Have the ability and willingness to make the personal commitment to invest the time, schedule and workload to be an active, participatory member of our Board and the Board’s responsibilities and commitment to corporate best practices.
•	Be compatible and able to work well with other directors, executives and other employees in a team effort with a view to a long-term relationship with Coeptis as a director.
•	Have independent opinions and be willing to state them in a constructive manner.

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Directors are selected on the basis of talent and experience. Diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and education and experience in business, the pharmaceuticals business, product marketing, product distribution and manufacturing and other areas relevant to our activities are factors in the selection process. As a majority of our Board must consist of individuals who are independent, a nominee’s ability to meet the independence criteria established by Nasdaq is also a factor in the nominee selection process. For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.

Director Nominations

The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our corporate governance guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled “Questions and Answers on Meeting and Voting - How do I submit a stockholder proposal for consideration at next year’s annual meeting of stockholders?”

Attendance at Annual Meeting

Directors are expected to attend our annual meetings of stockholders.

Board Meetings and Committees

Our Board of Directors met nine times during 2023. Our Board has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Each committee is governed by a written charter. In 2023, each director attended all of the meetings of the Board and the committees on which such director serves. Each committee charter is posted on our website. From time to time, our Board may also establish other, special committees when necessary to address specific issues.

Audit Committee

The audit committee currently consists of Philippe Deschamps, Christopher Cochran and Gene Salkind, with Mr. Deschamps serving as the chair of the committee. Each of the members of the Company’s audit committee satisfy the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of Nasdaq. The Company also determines that Mr. Deschamps qualifies as an “audit committee financial expert” as defined in the SEC rules and will satisfy the financial sophistication requirements of Nasdaq. Our Audit Committee met six times during 2023. The Company’s audit committee is responsible for, among other things, oversight of: (i) appointing (and recommending that the Board submit for stockholder ratification, if applicable) compensate, retain and oversee the work performed by the independent auditor retained for the purpose of preparing or issuing an audit report or performing other audit or audit-related services, (ii) reviewing the performance and independence of the independent auditor, (iii) pre-approving all audit, review, and non-audit services (including any internal control-related services) to be provided to the Company or its subsidiaries by the independent auditor, (iv) discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements, (v) developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters, (vi) reviewing the Company’s policies on and overseeing risk assessment and risk management, including enterprise risk management; and (vii) reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures.

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Compensation Committee

The compensation committee currently consists of Tara Maria DeSilva, Christopher Cochran and Gene Salkind, with Mr. Cochran serving as the chair of the committee. Each of the members of the Company’s compensation committee meet the requirements for independence under the under the applicable rules and regulations of the SEC and rules of Nasdaq. Our Compensation Committee met two times during 2023. The Company’s compensation committee is responsible for, among other things: (i) developing and reviewing compensation policies and practices applicable to executive officers, (ii) reviewing, approving or recommending for approval by the Board, compensation for executive officers, including without limitation salary, bonus, incentive compensation, perquisites and equity compensation, (iii) reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof, (iv) supervising, administering and evaluating incentive, equity-based and other compensatory plans of the Company in which executive officers and key employees participate; and (v) reviewing, approving and making recommendations to the Board regarding incentive compensation and equity compensation plans.

Nominating and Governance Committee

The nominating and corporate governance committee currently consists of Tara Maria DeSilva, Philippe Deschamps and Christopher Cochran, with Mr. Cochran serving as the chair of the committee. Each of the members of the nominating and corporate governance committee meets the requirements for independence under the applicable rules and regulations of the SEC and rules of Nasdaq. Our Nominating and Corporate Governance Committee did not meet during 2023.The nominating and corporate governance committee is responsible for, among other things: (ii) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, (ii) recommending to the Board the persons to be nominated for election as directors by stockholders and the persons (if any) to be elected by the Board to fill any vacancies on the Board, (iii) recommending to the Board the directors to be appointed to each committee of the Board, (iv) developing and recommending to the Board corporate governance guidelines; and (v) overseeing the evaluation of the Board.

Strategic Advisory Committee

In 2022 we formed a Scientific Advisory Board, which contributes key guidance on the advancement of our product portfolio. The Scientific Advisory Board is comprised of three renowned scientific researchers from the Karolinska Institutet, Stockholm, Sweden; Evren Alici, M.D., Ph.D.; Hans-Gustaf Ljunggren, M.D., Ph.D; and Arnika Kathleen Wagner, Ph.D.

Director Compensation

Our non-employee directors may receive cash and/or compensation for their service as directors.

In 2023, each of our non-employee directors received (i) options to acquire up to 30,000 shares of common stock with an exercise price equal to the fair market value of our common stock on the date of grant, which options vest over time, and (ii) cash payments equal to $18,333.

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NASDAQ BOARD DIVERSITY RULES AND MATRIX

On August 6, 2021, the SEC approved new board diversity rules for Nasdaq-listed companies. The requirement is intended to make consistent and comparable statistics widely available to investors regarding the number of diverse directors serving on a Nasdaq-listed company’s board. In compliance with Nasdaq Rule 5606, the Company is including the following Board Diversity Matrix, which provides the self-identified demographic information for our directors as of September 30, 2024. Each of the categories listed in the table below has the meaning as set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of September 30, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender
Directors	1	6	-	-
Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did not Disclose Demographic Background	-

The Company is aware of the diversity requirements under Nasdaq and will continue to seek qualified candidates for the Board that satisfy the diversity standards in the future. If we do not meet these criteria, we will be required to disclose the reasons for non-compliance. We intend to meet the requirements by the specified deadlines, provided that no assurances can be made that we will be able to attract and retain two or more directors meeting such requirements. Please note that the specific requirements and deadlines for the Nasdaq diversity rules vary depending on whether we continue to qualify as a smaller reporting company and the specific filing dates of the applicable proxy statement for our annual meetings, and as such, the preceding summary of the rules is subject to change from time to time.

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PROPOSAL NO. 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Turner, Stone & Company, LLP (“Turner”) served as our independent registered public accounting firm for the year ended December 31, 2023.

In September 2024 we dismissed Turner and appointed Astra Audit & Advisory, LLC as our independent registered public accounting firm for the year ending December 31, 2024.

With the exception of a “going concern” explanatory paragraph, Turner’s audit reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2023, and the subsequent interim periods through September 24, 2024, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and Turner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Turner’s satisfaction, would have caused Turner to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We provided Turner with a copy of the above disclosures and requested that Turner furnish a letter addressed to the Commission stating whether or not it agrees with the above statements, which Turner furnished on September 30, 2024.

At the Annual Meeting, stockholders will be asked to ratify the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for the year ending December 31, 2024, and until the next annual meeting of stockholders.

We have been advised by Astra Audit & Advisory, LLC that it is an independent registered public accounting firm with the PCAOB, and complies with the auditing, quality control and independence standards and rules of the PCAOB.

Appointment of Independent Registered Public Accounting Firm

Our Audit Committee appoints our independent registered public accounting firm. In this regard, our Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the appointment of Astra Audit & Advisory, LLC for the fiscal year ending 2024 to our stockholders because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and our Audit Committee to consider the selection of a different firm. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

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Principal Accounting Fees and Services

The table below sets forth the aggregate fees for services related to the fiscal years ended December 31, 2023 and 2022 by the Company’s prior auditors Tuner Stone & Company, LLP.

	2023	2022
Audit Fees (1)	$73,912	$49,886
Other Service Fees	145,400	61,995
Total	$219,352	$111,881

(1)	Audit fees consist of fees billed for services rendered for the audit of our financial statements included in our annual reports on Form 10-K and review of our financial statements included in our quarterly reports on Form 10–Q.

Pre-Approval Policies and Procedures

Pursuant to the Audit Committee Charter, the Committee, or the Chair of the Committee, shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. For the fiscal year ended December 31, 2023, all fees paid have been approved by the Audit Committee.

Auditors Representation at the Meeting

Representatives of the principal accountant for the current year and the most recently completed fiscal year will be present at the Annual Meeting, and therefore they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the ratification of the appointment of Astra Audit & Advisory, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and until the next annual meeting of stockholders be APPROVED.

The Board recommends a vote “FOR” the ratification of the appointment of Astra Audit & Advisory, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

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AUDIT COMMITTEE REPORT

Coeptis management is responsible for establishing and maintaining effective internal controls and preparing Coeptis’ consolidated financial statements. Our prior auditor’s Turner, Stone & Company, LLP have been responsible for expressing an opinion on Coeptis Therapeutics Holdings’ consolidated financial statements as to whether they present fairly, in all material respects, Coeptis Therapeutics Holdings’ financial position, results of operations and cash flows, in conformity with GAAP. The Audit Committee is responsible for overseeing these activities.

We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2023 with Coeptis Therapeutics Holdings’ management and with Turner, Stone & Company, LLP, including the results of the independent registered public accounting firm’s audit of Coeptis’ financial statements. We have also discussed with Turner, Stone & Company, LLP all matters required to be discussed by the Standards of PCAOB for communication with audit committees.

We have also received and reviewed the written disclosures and the letter from Turner, Stone & Company, LLP required by applicable requirements of the PCAOB regarding Turner, Stone & Company, LLP’s communications with the Audit Committee concerning independence, and have discussed with Turner Stone & Company, LLP its independence from Coeptis, as well as any relationships that may impact Turner, Stone & Company, LLP’s objectivity and independence.

Based on our review of the matters noted above and our discussions with Coeptis’ management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Coeptis Therapeutics Holdings’ Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors
Philippe Deschamps (Chair) Christopher Cochran Gene Salkind

This report of our Audit Committee shall not be deemed “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

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PROPOSAL NO. 3:

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND

AUTHORIZATION OF THE BOARD TO EFFECT A REVERSE STOCK SPLIT

Background and Proposed Amendment

Our amended and restated certificate of incorporation currently authorizes the Company to issue a total of 160,000,000 shares of capital stock, consisting of 150,000,000 shares of Common Stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share.

On October 31, 2024, subject to stockholder approval, the Board approved an amendment to our amended restated certificate of incorporation to, at the discretion of the Board, effect a reverse stock split (the “Reverse Stock Split”) of the Common Stock at a ratio of 1-for-3 to 1-for-40, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect. Pursuant to the proposed amendment to the Company’s amended and restated certificate of incorporation, the text of which is attached to this proxy statement as Annex A (the “Reverse Stock Split Amendment”), no changes will be made to the total number of shares of Common Stock authorized for issuance under the Certificate.

If this proposal (the “Reverse Stock Split Proposal”) is approved by our stockholders and the Reverse Stock Split is effected, up to every 40 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our amended and restated certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and has submitted the Reverse Stock Split Amendment for consideration by our stockholders at the Annual Meeting.

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Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this proxy statement, our Common Stock was listed on the Nasdaq Capital Market under the symbol “COEP.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq.

On January 29, 2024, we received a deficiency letter from Nasdaq notifying us that, for 30 consecutive business days, the bid price of our Common Stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). We were provided a period of 180 calendar days, or until July 26, 2024, to regain compliance with the Bid Price Requirement.

On July 30, 2024, we received notice from Nasdaq that we had not regained compliance.

On September 12, 2024, we participated in a hearing with Nasdaq’s Hearing Panel to discuss our plans for regaining compliance, which included in relevant part effecting a reverse stock split. Based on that hearing, we were granted an extension through January 15, 2025, to regain compliance.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

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The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved. If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split would likely expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio. The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than 1-for-40.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;
•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

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If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to June 30, 2025, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split. The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our amended and restated certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to June 30, 2025, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock. Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split. Based on 41,118,593 shares of our Common Stock outstanding as of the Record Date, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

Proposed Ratio

(Old Common Stock:

New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split

10:1	90.00%	4,111,860
15:1	93.33%	2,741,240
20:1	95.00%	2,055,930
25:1	96.00%	1,644,744
30:1	96.67%	1,370,620
35:1	97.14%	1,174,817
40:1	97.50%	1,027,965

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The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

We are currently authorized to issue a maximum of 150,000,000 shares of our Common Stock. As of the Record Date, there were 41,118,593 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2022 Equity Incentive Plan (the “2022 Plan”), our Board will proportionately reduce such reserve in accordance with the terms of the 2022 Plan. As of the Record Date, there were 7,340,000 shares of Common Stock reserved for issuance under the 2022 Plan, of which 1,747,500 remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced to between 183,500 – 2,446,666 shares of Common Stock, of which between approximately 43,688 – 582,500 shares will be available for future awards.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

Effects of the Reverse Stock Split on Outstanding Preferred Stock. As of the Record Date, there were 5,825 shares of Series A Preferred Stock issued and outstanding that are convertible into an aggregate of 14,562,500 shares of Common Stock. If the Reverse Stock Split is effected, the conversion price per share of Common Stock as contemplated for our outstanding shares of Series A Preferred Stock will be proportionately increased, in accordance with the terms of the Series A Preferred Stock, in the same ratio as the reduction in the number of shares of outstanding Common Stock, and the number of shares of Common Stock into which the Series A Preferred Stock will be proportionately decreased. The dollar amount that is convertible for each share of Series A Preferred Stock (referred to as the Stated Value) will remain unchanged. The effect is that the total number of shares of Common Stock into which the Series A Preferred Stock may be converted relative to the total number of issued and outstanding shares of Common Stock will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-10, and that a holder holds 1000 shares of Series A Preferred Stock each with a Stated Value of $1,000 that are convertible into shares of Common Stock at a conversion price per share of Common Stock of $.40 per share (or 2,500 shares of Common Stock), upon the effectiveness of the Reverse Stock Split at such ratio, the Stated Value of each share of Series A Preferred Stock would remain unchanged at $1,000 but the conversion price per share of Common Stock would be increased to $4.00 per share of Common Stock and as a result the shares of Common Stock issuable upon conversion of a share of Series A Preferred would be reduced to 250.

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Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to, or available under the 2022 Plan will be proportionately reduced, in accordance with the terms of the 2022 Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-10, and that an optionee holds options to purchase 1,055 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 105 (rounded down from 105.5 to account for fractional shares) and the exercise price would be proportionately increased to $10.00 per share.

As of September 30, 2024, there are outstanding warrants to purchase a total of 17,486,317 shares Common Stock at a weighted average exercise price of $1.16 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record may hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split, if any. The transmittal letter will be accompanied by instructions specifying how to exchange your certificate representing the Old Common Stock for a statement of holding or a certificate of New Common Stock.

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STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under the Incentive Plans, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

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STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;
•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Series A Preferred Stock (on an as-converted into common basis) entitled to vote at the Annual Meeting on the Reverse Stock Split Proposal, voting together as a single class, is required for approval of the Reverse Stock Split Proposal.

Recommendation

The Board unanimously recommends that you vote “FOR” the Reverse Stock Split Amendment and authorization of the board to effect the Reverse Stock Split Proposal.

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PROPOSAL NO. 4:

TO APPROVE THE ISSUANCE OF UP TO $20.0 MILLION OF SECURITIES IN CONNECTION WITH A STANDBY EQUITY PURCHASE AGREEMENT

Our Common Stock is currently listed on Nasdaq and, as such, we are subject to Nasdaq rules, which require us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance.

Overview

On November 1, 2024, the Company entered into the Standby Equity Purchase Agreement (“SEPA”) with YA II PN, LTD, a Cayman Islands exempt limited partnership (“Yorkville”) pursuant to which the Company has the right to sell to Yorkville up to $20.0 million of Common Stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. The Company also entered into a Registration Rights Agreement with Yorkville pursuant to which it will register the resale of shares of Common Stock issued to Yorkville pursuant to the SEPA. Sales of the shares of Common Stock to Yorkville under the SEPA, and the timing of any such sales, are at the Company’s option, and the Company is under no obligation to sell any shares of Common Stock to Yorkville under the SEPA.

Upon the satisfaction of the conditions to Yorkville’s purchase obligation set forth in the SEPA (including (i) having a registration statement registering the resale of the shares of Common Stock issuable under the SEPA declared effective by the Securities and Exchange Commission and (ii) having paid off in full all accrued and unpaid obligations under the the Yorkville Note (as defined below) the Company will have the right, but not the obligation, from time to time at its discretion, to direct Yorkville to purchase a specified number of shares of Common Stock (an “Advance”) by delivering written notice to Yorkville (an “Advance Notice”). While there is no mandatory minimum amount for any Advance, it may not exceed an amount equal to 100% of the average of the daily traded amount during the five consecutive trading days immediately preceding an Advance Notice.

The shares of Common Stock purchased pursuant to an Advance will be purchased at a price equal to 95% of the lowest daily VWAP of the shares of Common Stock during the three consecutive trading days commencing on the date of the delivery of the Advance Notice, other than the daily VWAP on a day in which the daily VWAP is less than a minimum acceptable price as stated by the Company in the Advance Notice or there is no VWAP on the subject trading day. The Company may establish a minimum acceptable price in each Advance Notice below which the Company will not be obligated to make any sales to Yorkville. “VWAP” is defined as the daily volume weighted average price of the shares of Common Stock for such trading day on the Nasdaq Stock Market during regular trading hours as reported by Bloomberg L.P. through its “AQR” function.

Additionally, Yorkville agreed to advance to the Company, in exchange for a convertible promissory note (the “Yorkville Note”), an aggregate principal amount of $1,304,758. Interest shall accrue on the outstanding balance of the Yorkville Note at an annual rate equal to 8%, subject to an increase to 18% upon an event of default as described in the Yorkville Note. The maturity date of the Yorkville Note is November 1, 2025. Yorkville may convert the Yorkville Note into shares of Common Stock at any time at a conversion price equal to the lower of (i) $1.00 (the “Fixed Price”) or (ii) a price per share equal to 95% of the lowest daily VWAP during the 5 consecutive trading days immediately prior to the conversion date of the Yorkville Note (the “Variable Price”), but which Variable Price shall not be lower than a floor price of $0.04 (the “Floor Price”).

At any time during the Commitment Period that there is a balance outstanding under the Yorkville Note, Yorkville may deliver notice (an “Investor Notice”) to the Company to cause an Advance Notice to be deemed delivered to Yorkville and the issuance and sale of shares of Common Stock to Yorkville pursuant to an Advance (an “Investor Advance”) in an amount not to exceed the balance owed under the Yorkville Note outstanding on the date of delivery of such Investor Notice. As a result of an Investor Advance, the amounts payable under the Yorkville Note will be offset by such amount subject to each Investor Advance.

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Under applicable Nasdaq rules and the terms of the SEPA and the Yorkville Note, in no event may the Company issue to Yorkville under the SEPA or the Yorkville Note shares of Common Stock equal to greater than 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the SEPA (the “Exchange Cap”), unless the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules. Moreover, the Company may not issue or sell any shares of Common Stock to Yorkville under the SEPA or the Yorkville Note which, when aggregated with all other shares of Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 thereunder), would result in Yorkville beneficially owning more than 4.99% of the outstanding shares of Common Stock.

Actual sales of shares of Common Stock to Yorkville as an Advance under the SEPA will depend on a variety of factors to be determined by (i) the Company from time to time, which may include, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for our business and operations and (ii) Yorkville at all time while the Yorkville Note remains outstanding.

The SEPA will automatically terminate on the earliest to occur of (i) the 36-month anniversary of the date of the SEPA or (ii) the date on which the Company shall have made full issuances of Advances pursuant to the SEPA. The Company has the right to terminate the SEPA at no cost or penalty upon five (5) trading days’ prior written notice to Yorkville, provided that there are no outstanding Advance Notices for which shares of Common Stock need to be issued and provided further that the Yorkville Note is no longer outstanding.

As consideration for Yorkville’s commitment to purchase the shares of Common Stock pursuant the SEPA, the Company paid Yorkville, (i) a structuring fee in the amount of $25,000 and (ii) a commitment fee equal to 1% of the commitment amount under the SEPA to be paid (x) 400,000 shares on the date the SEPA was entered into and (y) and $120,000, to be paid in cash or by way of an Advance on the on the date upon which the Company has first received Advances in the aggregate amount of $5,000,000.

The net proceeds under the SEPA to the Company will depend on the frequency and prices at which Common Stock is sold. The Company expects that proceeds received from such sales will be used primarily for working capital and general corporate purposes.

Reasons for the Financing

We believe that the Yorkville transaction provides necessary additional sources of capital to the Company. The proceeds that we expect to receive from the Yorkville transaction will allow the Company to bolster its current financial position and provide funding to its business operations. The Yorkville transaction provides the Company with future flexibility to enhance its liquidity in an opportunistic and efficient manner, and only when (once the Yorkville Note has been satisfied in full) the Company deems it to be necessary. We remain focused on creating long-term value for our stockholders, and the Yorkville transaction will allow us to be strategic in how we access and deploy capital primarily in support of the ongoing development and distribution of our products.

Reasons for the Stockholder Approval

Our Common Stock is listed on Nasdaq, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules we are seeking stockholder approval of this proposal to potentially sell additional shares of Common Stock above the Exchange Cap.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price.” The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of our Common Stock outstanding immediately prior to the SEPA at an exercise price less than the Minimum Price in connection with the SEPA and the Yorkville Note.

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Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the SEPA. The SEPA has already been executed and delivered, and the closing of the SEPA has occurred. The failure of our stockholders to approve this proposal will mean that the issuance of shares of Common Stock in accordance with the SEPA will be limited to an amount up to the Exchange Cap and we will not be able to realize the full benefit of this important financing transaction.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of $20 million shares of Common Stock to Yorkville. The issuance of shares of Common Stock to Yorkville will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE

ISSUANCE OF UP TO $20.0 MILLION OF SECURITIES IN CONNECTION WITH A STANDBY EQUITY

PURCHASE AGREEMENT.

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PROPOSAL NO. 5:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

We are asking our stockholders to indicate their support for our executive compensation. This proposal, commonly known as a Say On Pay proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement in accordance with the SEC’s compensation disclosure rules.

This advisory vote on executive compensation is not binding, however, the Board and Compensation Committee value the opinions expressed by our stockholders and will consider the outcome of the vote when making future decisions on our executive compensation.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Coeptis Therapeutics Holdings’ Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The Board recommends a vote “FOR” the approval of the Company’s executive compensation.

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EXECUTIVE OFFICERS

The following persons are our executive officers and hold the positions set forth opposite their name.

Executive Officers and Directors	Age	Position
David Mehalick	56	Chief Executive Officer
Daniel Yerace	41	Vice President of Operations
Brian Cogley	38	Chief Financial Officer
Colleen Delaney	57	Chief Scientific and Medical Officer
Christine Sheehy	57	Vice President of Compliance and Secretary

Below are the biographies for those executive officers whose biographies are not already set forth above under the Director Biographies:

Brian Cogley – Chief Financial Officer - Mr. Cogley commenced as our Chief Financial Officer in May of 2023. He has over 15 years of accounting and finance experience, having previously held positions of increasing authority at two “Big 4” accounting firms and served on the management teams of multiple companies in diverse industries. An accountant by training, Mr. Cogley arrives at Coeptis with a career in corporate finance and accounting during which he advised and led the financial operations for companies spanning multiple industries including life sciences, pharmaceuticals, financial services, and manufacturing. Most recently, Mr. Cogley was a Senior Manager, Accounting Advisory at CFGI, LLC where he served pharmaceutical and financial services clients in technical accounting implementations and execution, interim Controller roles, interim SEC Reporting Manager roles, segment reporting and carve-out engagements. Prior to joining CFGI, Mr. Cogley held the position of Vice President of Finance & Accounting at NexTier Bank where he was a member of the Company’s senior management team and led its accounting and finance operations, including the general ledger, financial planning and analysis, internal and external financial reporting, and human resources. Prior to NexTier, Mr. Cogley held the position of Global Cash Manager for Calgon Carbon Corporation, where he was responsible for all daily cash decisions across the global enterprise. Before joining Calgon Carbon, Mr. Cogley was a Financial Analyst at TriState Capital Bank where he was responsible for building its Sarbanes-Oxley control environment, SEC/regulatory reporting and new system implementation, while also working on various process improvement projects. Mr. Cogley began his career at KPMG, LLP, providing audit and assurance services to a variety of clients in the financial services industry. Mr. Cogley earned a B.A. with a concentration in accounting and a Master of Business Administration with a concentration in finance from Duquesne University.

Colleen Delaney - Chief Scientific and Medical Officer. Colleen Delaney, M.D., M.Sc. recently joined Coeptis, and brings more than two decades of experience to the Company. Dr. Delaney, is a trained oncologist and stem cell transplant physician scientist. A highly accomplished and greatly respected leader, Dr. Delaney is pioneering methods to make umbilical cord blood transplants more available and successful worldwide. As a trained oncologist and stem cell transplant physician scientist with expertise in the translation of scientific discovery to clinical practice, she is proficient in all aspects of cell therapy product development, from initial discovery to pre-clinical and Investigational New Drug (IND)-enabling studies, manufacturing, global regulatory experience, and clinical trial design. She has served on federal advisory committees focused on multiple cell and gene therapy and acted as a director for several nonprofit associations. In addition to her industry experience, Dr. Delaney is a clinical professor at the University of Washington, Division of Pediatric Hematology/Oncology, and is an affiliate and former professor at the Fred Hutchinson Cancer Research Center, where she also held the Madeline Dabney Adams Endowed Chair in Acute Myeloid Leukemia research. She earned her B.A in Molecular Biology and Biochemistry from Wesleyan University, her MSc in Social Research and Social Policy from Oxford University and her M.D. from Harvard Medical School.

Christine Sheehy — Vice President of Compliance and Secretary: Ms. Sheehy served as the Company’s Chief Financial Officer from our inception until May of 2023. Ms. Sheehy has over 25 years of experience in the pharmaceutical business, including globally commercializing drug products and working in development of targeted therapeutics including cell and gene therapies. Since 2017, she has served as our Director, Chief Financial Officer and Secretary. From 2010 to 2016, Ms. Sheehy served as the Senior Vice-President of Operations for Kadmon Pharmaceuticals, a clinical and commercial phase pharmaceutical company. From 2001 to 2010, she served as the Vice-President of Operation of Three Rivers Pharmaceuticals, a start-up pharmaceutical company which was acquired by Kadmon Pharmaceuticals in 2010. During that time, she launched branded and generic products in the U.S., leading the operational business. Ms. Sheehy earned a bachelor’s degree in accounting from Penn State University.

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EXECUTIVE COMPENSATION

The following is a discussion and analysis of the compensation arrangements for our named executive officers, or NEOs. We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are providing a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Mehalick	2023	$360,000	-	–	–	–	–	–	$360,000
Chairman, CEO and President	2022	$286,615	75,000	–	–	–	–	–	$361,615

Daniel Yerace	2023	$360,000		–	–	–	–	–	$360,000
Vice President of Operations	2022	$285,346	75,000	–	–	–	–	–	$360,346

Brian Cogley	2023	$200,000	8,000						$208,000
Chief Financial Officer	2022	-	-						-

Colleen Delaney	2023	$360,000	-						$360,000
Chief Financial Officer	2022	-	-						-

Christine Sheehy*	2023	$150,999	-	–	–	–	–	–	$150,999
Former Chief Financial Officer	2022	$150,999	75,000	–	–	–	–	–	$225,999

__________________

* Ms. Sheehy stepped down as Chief Financial Officer in 2023 and remains with the Company as Vice President of Compliance and Secretary.

Employment Agreements with Directors and Officers

The Company is party to employment agreements with David Mehalick, Collen Delaney and Daniel Yerace, each of which are described below. The Company does not currently have employment agreements with any of its other officers and directors.

David Mehalick: David Mehalick, our President and Chief Executive Officer, entered into an employment agreement with Coeptis Therapeutics, Inc. on February 21, 2022 (the “Effective Date”) covering Coeptis and its subsidiary, Coeptis Pharmaceuticals. The employment agreement is in effect immediately and will remain in effect until the termination of the employment agreement by either party in accordance with Section 5 of the employment agreement. Mr. Mehalick shall report to the Board of Directors and shall have the duties, responsibilities and authority as may from time to time be assigned to him by the Board of Directors. Under the employment agreement, Coeptis currently pays to Mr. Mehalick an annualized salary at the rate of $360,000. Mr. Mehalick will also receive a guaranteed bonus equal to twenty (20%) of his base salary for each calendar year, and will be eligible to receive merit bonuses, certain milestone bonuses and awards of stock options, restricted stock units or other equity awards pursuant to any plans or arrangements that Coeptis may have in effect from time to time. The foregoing is a summary does not purport to be complete and is qualified in its entirety by reference Mr. Mehalick’s employment agreement, which is filed as Exhibit 4.1 to Coeptis’ Current Report on Form 8-K filed on February 21, 2022. This employment agreement was assumed by the Company in connection with the Merger.

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Daniel Yerace: Daniel A. Yerace, our Vice President of Operations, entered into an employment agreement with Coeptis on the Effective Date covering Coeptis and its subsidiary, Coeptis Pharmaceuticals. The employment agreement is in effect immediately and will be effective from the Effective Date until the termination of the employment agreement by either party in accordance with Section 5 of the employment agreement. Mr. Yerace reports to the President of Coeptis and has the duties, responsibilities and authority as may from time to time be assigned to him by Coeptis’ President. Under the employment agreement, Coeptis currently pays to Mr. Yerace an annualized salary at the rate of $360,000. Mr. Yerace will also receive a guaranteed bonus equal to twenty (20%) of his base salary for each calendar year, and will be eligible to receive merit bonuses, certain milestone bonuses and awards of stock options, restricted stock units or other equity awards pursuant to any plans or arrangements that Coeptis may have in effect from time to time. The foregoing summary does not purport to be complete and is qualified in its entirety by reference by Mr. Yerace’s employment agreement, which is filed as Exhibit 4.1 to Coeptis’ Current Report on Form 8-K filed on February 21, 2022. This employment agreement was assumed by the Company in connection with the Merger.

Brian Cogley: Mr. Cogley joined the Company in 2023. For 2023, Mr. Cogley is currently to receive, (i) an initial base salary of $200,000 per year, (ii) eligibility for annual discretionary bonus, (iii) participation in the Company’s stock incentive plan with the number of stock options to be determined and (iv) additional benefits generally available to other salaried employees of the Company. Mr. Cogley’s employment is “at will”.

Collen Delaney. Dr. Delaney joined the Company in 2023. For 2023, Dr. Delaney is currently to receive, (i) an initial base salary of $360,000 per year, (ii) an annual bonus of 20% of base salary plus eligibility for additional annual discretionary bonus, (iii) participation in the Company’s stock incentive plan with the number of stock options to be determined and (iv) additional benefits generally available to other salaried employees of the Company. Dr. Delaney’s employment is “at will”.

Outstanding Equity Awards at Fiscal Year End

The Company had unexercised options (including stock options that have not vested) to purchase an aggregate of 1,657,000 shares of Common Stock outstanding for executive officers and directors as of December 31, 2023. The Company had no outstanding equity awards at December 31, 2022.

OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding our Common Stock beneficially owned on November 1, 2024, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding common stock; (ii) all directors; (iii) all named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Shares of common stock subject to options or warrants that are exercisable as of November 1, 2024, or are exercisable within 60 days of such date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Applicable percentage ownership is based on an assumed 55,681,093 shares of common stock outstanding as the date of November 1, 2024, comprised of (i) 41,118,593 issued and outstanding shares of Common Stock and (ii) 14,562,500 shares of Common Stock that underlie 5,825 shares of our issued and outstanding Series A Convertible Preferred Stock that are currently convertible and which vote as Common Stock on an as-converted basis (for beneficial ownership purposes no Series A Preferred Stock conversion or voting limitations have been applied).

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Unless otherwise indicated and subject to applicable community property and similar laws, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name of Beneficial Ownership(1)	Shares Owned		Percentage
Executive Officers and Directors
David Mehalick	5,274,747	(2)	9.04%
Daniel Yerace	1,098,105	(3)	1.97%
Christopher Calise	6,510,815	(4)	11.48%
Tara DeSilva	65,000	(5)	*
Philippe Deschamps	65,000	(5)	*
Christopher Cochran	65,000	(5)	*
Gene Salkind	149,217	(6)	*
Brian Cogley	70,000	(7)	*
Christine Sheehy	1,098,105	(8)	1.97%
Colleen Delaney	162,500	(9)	*
Officer and Directors as a Group (10 persons)	14,558,489		24.25%

Greater than 5% Holders (2 persons)

_______________

*	Less than 1.0%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Coeptis Therapeutics Holdings, Inc., 105 Bradford Rd, Suite 420, Wexford, PA 15090.
(2)	Includes 2,673,436 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 751,564 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.
(3)	Includes 87,500 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 312,500 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.
(4)	Includes (i) 3,733,904 shares of common stock that underlie 1,494 shares of Series A Preferred Stock, (ii) 1,266,096 shares of common stock that underlie 506 shares of Series A Preferred Stock that are owned by CJC Investment Trust (a trust in which Mr. Calise is a control person), (iii) 942,117 shares of common stock that are issuable under currently exercisable options and (iv) 65,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days.
(5)	Represents 65,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days.
(6)	Includes (i) 84,217 shares of common stock that are held as JTWROS with Catherine Salkind and (ii) 65,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days.
(7)	Represents 70,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 180,000 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.
(8)	Includes 87,500 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 162,500 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.
(9)	Represents 162,500 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 437,500 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.

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Prohibition on Hedging

Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow an officer, director or employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the officer, director or employee to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the officer, director or employee may no longer have the same objectives as the Company’s other stockholders. Therefore, directors, officers and employees are prohibited by our Insider Trading Policy from engaging in any such transactions.

Policy on Stock Pledging

Our Insider Trading Policy prohibits the pledging of our securities as collateral to secure loans.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our officers, directors and 10% stockholders file reports of ownership and changes of ownership of our common stock with the SEC and Nasdaq. Based on a review of copies of these reports provided to us and written representations from officers and directors, we believe that all filing requirements were timely met during 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY AND OTHER TRANSACTIONS

Other than the director and executive officer compensation arrangements discussed above under “Director Compensation” and “Executive Compensation,” there were no transactions during the year ended December 31, 2023, in which:

•	we have been or are to be a participant;
•	the amount involved exceeded or exceeds $120,000; and
•	any of our directors, executive officers or holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Limitation of Liability and Indemnification Matters

Our Certificate of Incorporation limits the liability of our directors for monetary damages for breach of their fiduciary duty as directors, except to the extent such exemption or limitation thereof is not permitted under the Delaware General Corporate Law and applicable law. Delaware law provides that such a provision may not limit the liability of directors:

•	for any breach of their duty of loyalty to us or our stockholders;
•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	for unlawful payment of dividend or unlawful stock repurchase or redemption, as provided under Section 174 of the DGCL; or
•	for any transaction from which the director derived an improper personal benefit.

Any amendment, repeal or modification of these provisions will be prospective only and would not affect any limitation on liability of a director for acts or omissions that occurred prior to any such amendment, repeal or modification. Our Certificate of Incorporation also requires us to pay any expenses incurred by any director or officer in defending against any such action, suit or proceeding in advance of the final disposition of such matter to the fullest extent permitted by law.

We believe that the limitation of liability provision in our Certificate of Incorporation and the indemnification agreements facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.

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OTHER BUSINESS

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THE PROXY STATEMENT AND THEN SUBMIT A PROXY TO VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By Order of the Board of Directors,

David Mehalick
Chairman

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Annex A

Certificate of Amendment

of

Amended and Restated Certificate of Incorporation

Coeptis Therapeutics Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby adopts this Certificate of Amendment (this “Certificate of Amendment”), which amends its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as described below, and does hereby further certify that:

FIRST: The Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the amendment to the Certificate of Incorporation described herein, and the Corporation’s stockholders duly adopted such amendment, all in accordance with the provisions of Section 242 of the DGCL.

SECOND: Article Fourth of the Certificate of Incorporation is hereby amended by adding the following paragraph as a new Article IV.D:

“D. Effective as of the close of business, Eastern Time, on the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ______ (___) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall automatically and without any action on the part of the respective holders thereof be exchanged and combined into one (1) share of Common Stock, par value $0.0001 per share. At the Effective Time, there shall be no change in the number of authorized shares that the Corporation shall have the authority to issue. No fractional shares shall be issued in connection with the exchange. In lieu thereof, any person who holds a fraction of one (1) share of Common Stock after the exchange shall be entitled to receive one (1) share of Common Stock.”

A-1